Q4 2024 RESULTS REVIEW February 4, 2025 Exhibit 99.2

Q4 2024 results review | Feb 4, 20252 SAFE HARBOR STATEMENT AND DISCLOSURES All statements other than statements of historical fact contained in this presentation including competitive strengths; business strategy; future financial position or operating results; budgets; projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items; costs; and plans and objectives of management regarding operations and products, are forward-looking statements. Forward-looking statements also include statements regarding the future performance of CNH and its subsidiaries on a standalone basis. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “outlook”, “continue”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “prospects”, “plan”, or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views and assumptions and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, the actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by geopolitical events; production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods-related products, changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods-related issues such as agriculture, the environment, debt relief and subsidy program policies, commerce and infrastructure development; government policies on international trade and investment, including sanctions and actions after recent U.S. elections in respect to global trade, tariffs, trade agreements, and the uncertainty of our ability to sell products internationally based on these actions and policies; actions of competitors in the various industries in which we compete; development and use of new technologies and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH and its suppliers and dealers; security breaches with respect to our products; our pension plans and other post-employment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics (such as the COVID-19 pandemic), terrorist attacks in Europe and elsewhere; the remediation of a material weakness; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan; including targeted restructuring actions to optimize our cost structure and improve the efficiency of our operations; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing. Forward-looking statements are based upon assumptions relating to the factors described in this presentation, which are sometimes based upon estimates and data received from third parties. Such estimates and data are often revised. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside CNH’s control. CNH expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this announcement to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based. Further information concerning CNH, including factors that potentially could materially affect its financial results, is included in the Company’s reports and filings with the U.S. Securities and Exchange Commission ("SEC"). All future written and oral forward-looking statements by CNH or persons acting on the behalf of CNH are expressly qualified in their entirety by the cautionary statements contained herein or referred to above. Additional factors could cause actual results to differ from those expressed or implied by the forward-looking statements included in the Company’s filings with the SEC (including, but not limited to, the factors discussed in our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q). Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are included in this presentation, which is available on our website at www.cnh.com.

Q4 2024 results review | Feb 4, 20253 Q4 2024 | MAIN ACHIEVEMENTS Dealer inventory1 reduced by $700M+ supported by sales campaigns and lower production hours Achieved ~$600M annual run rate savings through operational improvements and restructuring Completed comprehensive review of field issues and launched customer service support plans (1) As independent businesses, dealers control their own inventory

Q4 2024 results review | Feb 4, 20254 Q4 2024 | RESULTS (1) Non-GAAP measures (definition and reconciliation in the appendix) Note: Prior period results have been revised; see details in the appendix Consolidated Revenues $4.9B (28)% Adj. EBIT1 Industrial Activities $194M (71)% Net Income $176M (70)% Diluted EPS $0.14 $(0.30) Net Sales Industrial Activities $4.1B (31)% (630) bps (63)% $(0.24) Adj. EBIT%1 Industrial Activities 4.7% Adjusted Net Income1 $196M Adjusted Diluted EPS1 $0.15 YoY vs Q4 2023

Q4 2024 results review | Feb 4, 20255 FY 2024 | RESULTS (1) Non-GAAP measures (definition and reconciliation in appendix) Note: Prior period results have been revised; see details in the appendix Consolidated Revenues $19.8B (20)% Adj. EBIT1 Industrial Activities $1.4B (47)% Net Income $1.3B (45)% Diluted EPS $0.99 $(0.70) Net Sales Industrial Activities $17.1B (23)% (370)bps (40)% $(0.58) Adj. EBIT%1 Industrial Activities 8.2% Adjusted Net Income1 $1.3B Adjusted Diluted EPS1 $1.05 YoY vs FY 2023

6 Q4 2024 results review | Feb 4, 2025 Prioritized inventory reduction and pricing discipline Successful retail sales campaigns amid overall weak industry demand Ag production hours down 34% YoY as planned Resilient Construction gross margin through cost takeouts Solid Financial Services net income with sound fundamentals Q4 2024 | BUSINESS HIGHLIGHTS

Q4 2024 results review | Feb 4, 20257 $0.39 $1.63 $0.15 $1.05 Q4 FY 1.6 1.2 0.8 (0.4) Q4 FY 0.5 2.2 0.2 1.3 Q4 FY 6.0 22.1 4.1 17.1 Q4 FY Q4 / FY 2024 | FINANCIAL HIGHLIGHTS (1) Non-GAAP measure (definition and reconciliation in appendix) Note: Prior period results have been revised; see details in the appendix Net Sales Industrial Activities Free Cash Flow1 Industrial Activities Adjusted Diluted EPS1 Adjusted Net Income1 ($B, except EPS) -31% -23% -63% -40% -$0.24 -$0.58 -48% n/a 2023 2024 Δ YoY

Q4 2024 results review | Feb 4, 20258 4.9 18.1 3.4 14.0 Q4 FY Q4 / FY 2024 | AGRICULTURE (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown in the Appendix Note: Prior period results have been revised; see details in the appendix. Numbers may not add due to rounding Net Sales ($B) Gross Margin1 Adjusted EBIT ($M) 2023 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other 2024 7.2% 12.8% 23.3% 25.5% 20.6% 22.9% Q4 FY 2023 2024 Δ YoY-31% -23% -2.7pp -2.6pp Q4 2,636 (1,549) 91 107 176 105 (96) 1,470 14.5% 10.5% FY o/w Warranty: Q4 (52) FY (146)

Q4 2024 results review | Feb 4, 20259 1.1 3.9 0.7 3.1 Q4 FY Q4 / FY 2024 | CONSTRUCTION (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown in the Appendix Note: Numbers may not add due to rounding Net Sales ($B) Gross Margin1 Adjusted EBIT ($M) 2.5% 5.8% 14.8% 15.6%14.8% 16.3% Q4 FY 2023 2024 Δ YoY-33% -22% 0.0pp +0.7pp Q4 FY 2023 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other 2024 238 (181) (22) 107 37 9 (19) 169 6.1% 5.5%

Q4 2024 results review | Feb 4, 202510 Q4 retail originations $3.2B, -$0.2B YoY Managed portfolio $27.8B, -$1.1B YoY (+$1.0B @ CC3) Q4 / FY 2024 | FINANCIAL SERVICES (1) Defined as: EBIT / average managed assets annualized (2) Including unconsolidated JVs; (3) At constant currency ($M) Delinquencies on Book (>30 Days) Profitability Ratios Managed Portfolio2 & Retail Originations2 Net Income Portfolio at Dec. 31, 2024 Retail Wholesale Operating Lease 63% 32% 5% Gross Margin / Avg. Assets on Book Return on Assets1 2023 2024 3.2% 3.4% 3.2% 1.7% 2.4% 2.1% 1.0% 2.0% 3.0% 4.0% Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 1.3% 1.4% 1.9% 1.0% 1.5% 2.0% 2.5% 3.0% Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 113 371 92 379 Q4 FY Δ YoY -19% +2%

Q4 2024 results review | Feb 4, 202511 COST REDUCTION ACTIONS Ongoing focus on both COGS and SG&A of Industrial Activities COGS SG&A 2025 Tailwinds & Headwinds ✓ $304M cost out ✓ Manufacturing efficiencies ✓ Material cost control ✓ $186M cost out3 ✓ Restructuring program ✓ Careful management of discretionary spending (1) Cumulative gross savings related to cost initiatives; excludes inflation or FX impacts (2) Reflects range of 2025 production levels (3) 2024 SG&A savings exclude the impact of variable compensation adjustments 2024 Results1 - Manufacturing labor & overhead cost inflation - Uncertainty regarding geopolitical impacts, including tariffs - Return to 100% variable compensation accrual rate - Salaried labor cost inflation + $60-80M2 carryover benefit in 2025 from 2024 actions + No repeat of certain one- time warranty expenses + Continuation of Strategic Sourcing implementation + $40M carryover benefit in 2025 from 2024 actions + Continued focus on budget discipline

Q4 2024 results review | Feb 4, 202512 CAPITAL ALLOCATION PRIORITIES ORGANIC GROWTH Support future growth through operating cash flow reinvestments BALANCE SHEET & CREDIT RATING Sustain healthy liquidity levels and investment grade credit rating SHAREHOLDER RETURNS Maintain a dedicated and consistent dividend and share repurchase policy INORGANIC GROWTH Retain option for disciplined and well-structured M&A

Q4 2024 results review | Feb 4, 202513 2025 OUTLOOK – AGRICULTURE (1) Regional split definition in the appendix (2) Reflects full-year €/$ exchange rate average of 1.04 North America EMEA South America APAC LHP Tractors (10)% – (5)% (5)% – flat flat (5)% – flat HHP Tractors (30)% – (25)% Combines (25)% – (20)% flat – 5% flat (10)% – (5)% Total Industry Unit Forecast1 CNH Agriculture – Main Assumptions 14.0 2024 A 2025 E (18)%-(13)% YoY2 Net Sales: $B & Δ% YoY 10.5%2024 A 2025 E Adj. EBIT Margin 8.5%-9.5% Total Industry Volume % change FY 2025 vs. FY 2024 reflecting the aggregate for key markets where the Company competes.

Q4 2024 results review | Feb 4, 202514 2025 OUTLOOK – CONSTRUCTION (1) Regional split definition in the appendix (2) Reflects full-year €/$ exchange rate average of 1.04 North America EMEA South America APAC Light (10)% – (5)% (5)% – flat flat – 5% (5)% – flat Heavy (10)% – (5)% (5)% – flat flat – 5% (5)% – flat Total Industry Unit Forecast1 CNH Construction – Main Assumptions 3.1 2024 A 2025 E (10)%-(5)% YoY2 5.5%2024 A 2025 E Adj. EBIT Margin 4.0%-5.0% Total Industry Volume % change FY 2025 vs. FY 2024 reflecting the aggregate for key markets where the Company competes. Net Sales: $B & Δ% YoY

Q4 2024 results review | Feb 4, 202515 2025 OUTLOOK – FINANCIAL TARGETS (1) Reflects full-year €/$ exchange rate average of 1.04 (2) Non-GAAP measure (definition in the appendix) 2024 A 2025 E I n d u s tr ia l A c ti v it ie s Net Sales $17.1B (17)-(12)% YoY1 Adj. EBIT margin2 8.2% 6.0% - 7.0% R&D expenses $0.9B ~$0.8B Capex $0.5B ~$0.5B Free Cash Flow2 $(0.4)B $0.2B - $0.5B C o m p a n y Adj. Effective Tax rate2 22.7% 24% - 26% Adj. Diluted EPS2 $1.05 $0.65 - $0.75

Q4 2024 results review | Feb 4, 202516 2025 PRIORITIES & OUTLOOK Closely observing regional demand indicators Production levels to remain fairly low through H1 by design Further improvement of quality and customer service Sustained investments in key technologies Continued focus on sourcing and manufacturing efficiencies Investor Day to be held on May 8 at the NYSE

APPENDIX

Q4 2024 results review | Feb 4, 202518 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q4 / FY 2024 | YOY UNIT PERFORMANCE (1) Regional split definition in the slide “Geographic information”; (2) Total Industry Volume % YoY change reflecting the aggregate for key markets where the Company competes; (3) As independent businesses, dealers control their own inventory NORTH AMERICA1 EMEA1 SOUTH AMERICA1 APAC1 Q4 FY Q4 FY Q4 FY Q4 FY 0-140 HP – Small Tractors (10)% (13)% (6)% (13)% (5)% (9)% 10% (1)% 140+ HP – Large Tractors (34)% (16)% Combines (33)% (22)% (31)% (43)% (21)% (31)% (1)% 11% Light 4% (5)% (17)% (19)% 13% 9% (5)% 1% Heavy (11)% (6)% (2)% (3)% 16% 16% 24% 4%T o ta l I n d u s tr y 2 C o m p a n y Tractors Combines Light Heavy Company Inventory Dealer Inventory3 Retail Production

Q4 2024 results review | Feb 4, 202519 Q4 2023 Q4 2024 Δ YoY FY 2023 FY 2024 Δ YoY U.S. GAAP Revenues 6,792 4,876 (28)% 24,687 19,836 (20)% Net Sales | Industrial Activities 6,018 4,129 (31)% 22,080 17,060 (23)% Net Income 583 176 (70)% 2,287 1,259 (45)% Diluted EPS $0.44 $0.14 $(0.30) $1.69 $0.99 $(0.70) Non-GAAP1 Net Sales | Industrial Activities at constant currency 6,018 4,229 (30)% 22,080 17,236 (22)% Adjusted EBIT | Industrial Activities 662 194 (71)% 2,634 1,404 (47)% Adjusted EBIT Margin | Industrial Activities 11.0% 4.7% (630) bps 11.9% 8.2% (370) bps Adjusted Effective Tax Rate 27.1% 34.1% +700 bps 26.0% 22.7% (330) bps Adjusted Net Income 523 196 (63)% 2,217 1,339 (40)% Weighted average shares outstanding - diluted – million 1,334 1,253 (6)% 1,350 1,260 (7)% Adjusted Diluted EPS $0.39 $0.15 $(0.24) $1.63 $1.05 $(0.58) Free Cash Flow | Industrial Activities 1,630 848 (48)% 1,216 (401) (133)% Q4 / FY 2024 | FINANCIAL SUMMARY (1) Non-GAAP measures: definitions in the slide “Non-GAAP Financial Measures”; reconciliations in “Reconciliations” section Note: Prior period results have been revised; see details in the appendix ($M)

Q4 2024 results review | Feb 4, 202520 Q4 2024 | INDUSTRIAL ACTIVITIES NET SALES (1) Net Sales | Excluding Other Activities, Unallocated Items and Adjustment & Eliminations (2) Δ YoY @CC means at constant currency Note: numbers may not add due to rounding Agriculture Construction Industrial Activities1 $3,411M $718M $4,129M (31)% YoY (30)% @CC2 (33)% YoY (31)% @CC2 (31)% YoY (30)% @CC2 By Region as reported By Region as reported By Region as reported 37% 31% 19% 13% 46% 25% 20% 8% 38% 30% 19% 12% 40% 33% 16% 11% 62% 19% 13% 7% 44% 31% 15% 10% By Product as reported By Product as reported By Segment as reported 56% 22% 22% 37% 61% 2% 83% 17% 58% 22% 20% 36% 62% 2% 82% 18% Q4 2023 Q4 2024 Agriculture Construction NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC Q4 2024 mix Q4 2023 mix Q4 2024 mix Q4 2023 mix

Q4 2024 results review | Feb 4, 202521 FY 2024 | INDUSTRIAL ACTIVITIES NET SALES (1) Net Sales | Excluding Other Activities, Unallocated Items and Adjustment & Eliminations (2) Δ YoY @CC means at constant currency Note: numbers may not add due to rounding Agriculture Construction Industrial Activities1 $14,007M $3,053M $17,060M (23)% YoY (22)% @CC2 (22)% YoY (21)% @CC2 (23)% YoY (22)% @CC2 By Region as reported By Region as reported By Region as reported 42% 30% 16% 12% 53% 22% 18% 7% 44% 29% 17% 11% 39% 32% 18% 11% 57% 22% 14% 7% 43% 30% 17% 10% By Product as reported By Product as reported By Segment as reported 59% 19% 22% 38% 60% 2% 82% 18% 55% 23% 22% 35% 63% 2% 82% 18% FY 2023 FY 2024 Agriculture Construction NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC FY 2024 mix FY 2023 mix FY 2024 mix FY 2023 mix

Q4 2024 results review | Feb 4, 202522 Q4 / FY 2024 | FINANCIALS BY SEGMENT (1) Non-GAAP measure: definition in the slide “Non-GAAP Financial Measures”; reconciliation in “Reconciliations” section Note: Prior period results have been revised; see details in the appendix Revenues & Net Sales Gross Profit Gross Margin Adj. EBIT1 Adj. EBIT Margin1 Q4 23 Q4 24 Q4 23 Q4 24 Q4 23 Q4 24 Q4 23 Q4 24 Q4 23 Q4 24 Agriculture 4,947 3,411 1,154 701 23.3% 20.6% 635 244 12.8% 7.2% Construction 1,071 718 159 106 14.8% 14.8% 62 18 5.8% 2.5% Elimination & Other - - - - - - (35) (68) - - Industrial Activities 6,018 4,129 1,313 807 21.8% 19.5% 662 194 11.0% 4.7% Financial Services 768 743 Elimination & Other 6 4 CNH Industrial 6,792 4,876 ($M) FY 23 FY 24 FY 23 FY 24 FY 23 FY 24 FY 23 FY 24 FY 23 FY 24 Agriculture 18,148 14,007 4,627 3,211 25.5% 22.9% 2,636 1,470 14.5% 10.5% Construction 3,932 3,053 615 499 15.6% 16.3% 238 169 6.1% 5.5% Elimination & Other - - - - - - (240) (235) - - Industrial Activities 22,080 17,060 5,242 3,710 23.7% 21.7% 2,634 1,404 11.9% 8.2% Financial Services 2,573 2,774 Elimination & Other 34 2 CNH Industrial 24,687 19,836

Q4 2024 results review | Feb 4, 202523 Q4 2023 Q4 2024 FY 2023 FY 2024 Investments in property, plant and equipment, and intangible assets 240 204 637 533 Breakdown by Category New Product & Technology 25% 32% 31% 41% Maintenance & Other 68% 61% 61% 53% Industrial Capacity Expansion & LT Investments 7% 7% 8% 6% Breakdown by Segment Agriculture 82% 82% 85% 85% Construction 18% 18% 15% 15% Research and Development 275 238 1,041 924 Total spending (CapEx + R&D) in new products 234 205 849 797 Breakdown by Trend Digital 38% 38% 38% 41% Electric Vehicles and CNG-LNG 10% 9% 10% 8% Other New Program 52% 53% 52% 51% ($M) Q4 / FY 2024 | CAPEX AND R&D Note: numbers may not add due to rounding

Q4 2024 results review | Feb 4, 202524 ($B) Outstanding DeC. 31, 2024 2025 2026 2027 2028 2029 Beyond 3.6 Bank Debt 2.0 0.4 0.2 0.2 0.2 0.6 11.1 Capital Market 2.7 2.5 2.4 1.0 1.7 0.8 0.2 Other Debt 0.2 - - - - - 14.9 Cash Portion of Debt Maturities 4.9 2.9 2.6 1.2 1.9 1.4 of which Industrial Activities 1.0 0.5 1.1 0.1 0.5 0.8 of which Financial Services 3.9 2.3 1.5 1.2 1.4 0.6 3.9 Cash & Cash Equivalents and Restricted Cash 0.7 of which restricted cash 0.1 Net Receivables / (Payables) with Iveco Group 5.5 Undrawn Committed credit lines 9.5 Total Available Liquidity DEBT MATURITY SCHEDULE | BREAKDOWN Note: numbers may not add due to rounding

RECONCILIATIONS

Q4 2024 results review | Feb 4, 202526 Q4 2023 Q4 2024 FY 2023 FY 2024 Net Income 583 176 2,287 1,259 Less: Consolidated income tax expense (58) (89) (594) (336) Consolidated income before taxes 641 265 2,881 1,595 Less: Financial Services Financial Services Net Income 113 92 371 379 Financial Services Income Taxes 47 55 136 110 Add back of the following Industrial Activities items: Interest expense of Industrial Activities, net of Interest income and elim. 40 38 76 152 Foreign exchange (gains) losses, net of Industrial Activities 78 3 105 15 Finance and non-service component of Pension and other post-employment benefit costs of Industrial Activities(1) 6 8 4 10 Adjustments for the following Industrial Activities items: Restructuring expenses 57 24 65 117 Other discrete items(2) - 3 10 4 Total Adjusted EBIT of Industrial Activities 662 194 2,634 1,404 RECONCILIATION OF NET INCOME TO ADJ. EBIT OF INDUSTRIAL ACTIVITIES (1) In Q4 2024 and 2023, this item includes the pre-tax gain of $6M and $6M, respectively, as a result of the amortization over the 4 years of the $101M positive impact from the 2021 U.S. healthcare plan modification. In FY 2024 and 2023 this item includes the pre-tax gain of $24M and $24M, respectively, as a result of the amortization over the 4 years of the $101M positive impact from the 2021 U.S. healthcare plan modification. (2) In Q4 2024 this item includes a loss of $2M on the sale of certain non-core product lines. In FY 2024 this item includes a loss of $17M on the sale of certain non-core product lines and a gain of $14M for investment fair value adjustments. In Q4 2023 this item did not include any discrete items. In FY 2023 this item includes a loss of $23M on the sale of the CNH Industrial Russia and CNH Capital Russia businesses, partially offset by a gain of $13M for the fair value remeasurement of Augmenta and Bennamann. Note: Prior period results have been revised; see details in the appendix ($M)

Q4 2024 results review | Feb 4, 202527 Q4 2023 Q4 2024 FY 2023 FY 2024 Net cash provided by (used in) Operating Activities 1,515 1,692 907 1,968 Cash flows from Operating Activities of Financial Services net of eliminations 481 (645) 1,230 (1,806) Change in derivatives hedging debt of Industrial Activities and other 7 (7) 9 5 Investments in assets sold under operating lease assets of Industrial Activities (4) (4) (30) (31) Investments in property, plant & equipment, and intangible assets of Ind. Act. (240) (204) (637) (533) Other changes(1) (129) 16 (263) (4) Free cash flow of Industrial Activities 1,630 848 1,216 (401) RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW OF IND. ACTIVITIES UNDER U.S. GAAP (1) This item primarily includes change in intersegment financial receivables and capital increases in intersegment investments. ($M)

Q4 2024 results review | Feb 4, 202528 Q4 2023 Q4 2024 FY 2023 FY 2024 Net income (loss) 583 176 2,287 1,259 Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (a) 53 20 53 97 Adjustments impacting Income tax (expense) benefit (b) (113) - (123) (17) Adjusted net income (loss) 523 196 2,217 1,339 Adjusted net income (loss) attributable to CNH Industrial N.V. 522 193 2,205 1,326 Weighted average shares outstanding – diluted (million) 1,334 1,253 1,350 1,260 Adjusted diluted EPS $0.39 $0.15 $1.63 $1.05 Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates 577 241 2,703 1,457 (a) Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates 53 20 53 97 (A) Adjusted income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates 630 261 2,756 1,554 Income tax (expense) benefit (58) (89) (594) (336) (b) Adjustments impacting Income tax (expense) benefit (113) - (123) (17) (B) Adjusted income tax (expense) benefit (171) (89) (717) (353) Adjusted Effective Tax Rate (Adjusted ETR) (C=B/A) 27.1% 34.1% 26.0% 22.7% (a) Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates 53 20 53 97 Restructuring expenses 59 24 67 118 Pre-tax gain related to the 2021 modification of a healthcare plan in the U.S. (6) (6) (24) (24) Loss on sale of Industrial Activities / Financial Services, Russia Operations - - 23 - Sale of certain non-core product lines - 2 - 17 Investment fair value adjustments - - (13) (14) (b) Adjustments impacting Income tax (expense) benefit (113) - (123) (17) Tax effect of adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (14) (6) (24) (23) Adjustment to valuation allowances on deferred tax assets (99) 6 (99) 6 ($M) RECONCILIATION OF ADJ. NET INCOME AND ADJ. INCOME TAX (EXPENSE) BENEFIT TO NET INCOME (LOSS) AND INCOME TAX (EXPENSE) BENEFIT AND CALCULATION OF ADJ. DILUTED EPS AND ADJ. ETR UNDER U.S. GAAP Note: Prior period results have been revised; see details in the appendix

Q4 2024 results review | Feb 4, 202529 The composition of our regions part of the geographic information is as follows: ▪ North America: United States, Canada, and Mexico ▪ Europe, Middle East, and Africa (EMEA): member countries of the European Union, European Free Trade Association, the United Kingdom, Ukraine, Balkans, Russia, Türkiye, Uzbekistan, Pakistan, the African continent, and the Middle East ▪ South America: Central and South America, and the Caribbean Islands ▪ Asia Pacific (APAC): Continental Asia (including the Indian subcontinent), Indonesia and Oceania Industry Data ▪ In this presentation, industry information is generally based on retail unit sales data in North America, on registrations of equipment in most of Europe, Brazil, and various Rest of the World markets, and on retail and shipment unit data collected by a central information bureau appointed by equipment manufacturers associations, including the Association of Equipment Manufacturers’ in North America, the Committee for European Construction Equipment in Europe, the ANFAVEA in Brazil, the Japan Construction Equipment Manufacturers Association, and the Korea Construction Equipment Manufacturers Association, as well as on other shipment data collected by an independent service bureau. ▪ Not all Agricultural or Construction equipment is registered, and registration data may thus underestimate, perhaps substantially, actual retail industry unit sales demand, particularly for local manufacturers in China, Southeast Asia, Eastern Europe, Russia, Turkey, Brazil, and any country where local shipments are not reported. ▪ In addition, there may be a period of time between the shipment, delivery, sale and/or registration of a unit, which must be estimated, in making any adjustments to the shipment, delivery, sale, or registration data to determine our estimates of retail unit data in any period. GEOGRAPHIC INFORMATION

Q4 2024 results review | Feb 4, 202530 CNH monitors its operations through the use of several non-GAAP financial measures. CNH’s management believes that these non-GAAP financial measures provide useful and relevant information regarding its operating results and enhance the readers’ ability to assess CNH’s financial performance and financial position. Management uses these non-GAAP measures to identify operational trends, as well as make decisions regarding future spending, resource allocations and other operational decisions as they provide additional transparency with respect to our core operations. These non-GAAP financial measures have no standardized meaning under U.S. GAAP and are unlikely to be comparable to other similarly titled measures used by other companies and are not intended to be substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. CNH’s non-GAAP financial measures used in this presentation are defined as follows: Adjusted EBIT of Industrial Activities is defined as net income (loss) before income taxes, Financial Services’ results, Industrial Activities’ interest expenses, net, foreign exchange gains/losses, finance and non-service component of pension and other post-employment benefit costs, restructuring expenses, and certain non- recurring items. In particular, non-recurring items are specifically disclosed items that management considers rare or discrete events that are infrequent in nature and not reflective of on-going operational activities. Adjusted EBIT Margin of Industrial Activities is computed by dividing Adjusted EBIT of Industrial Activities by Net Sales of Industrial Activities. Adjusted Net Income (Loss) is defined as net income (loss), less restructuring charges and non-recurring items, after tax. Adjusted Diluted EPS is computed by dividing Adjusted Net Income (loss) attributable to CNH Industrial N.V. by a weighted-average number of common shares outstanding during the period that takes into consideration potential common shares outstanding deriving from the CNH share-based payment awards, when inclusion is not anti-dilutive. When we provide guidance for adjusted diluted EPS, we do not provide guidance on an earnings per share basis because the GAAP measure will include potentially significant items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end. Adjusted Income Tax (Expense) Benefit is defined as income taxes less the tax effect of restructuring expenses and non-recurring items, and non-recurring tax charges or benefits. Adjusted Effective Tax Rate (Adjusted ETR) is computed by dividing a) adjusted income taxes by b) income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates, less restructuring expenses and non-recurring items. Free Cash Flow of Industrial Activities (or Industrial Free Cash Flow) refers to Industrial Activities only and is computed as consolidated cash flow from operating activities less: cash flow from operating activities of Financial Services; investments of Industrial Activities in assets sold under operating leases, property, plant and equipment and intangible assets; change in derivatives hedging debt of Industrial Activities; as well as other changes and intersegment eliminations. For forecasted information, the Company is unable to provide a reconciliation of this measure without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Change excluding FX or Constant Currency refers to the fluctuations in revenues on a constant currency basis by applying the prior year average exchange rates to current year’s revenues expressed in local currency in order to eliminate the impact of foreign exchange rate fluctuations. NON-GAAP FINANCIAL MEASURES

ACCOUNTING REVISION

Q4 2024 results review | Feb 4, 202532 ACCOUNTING REVISION BY QUARTER (1/2) Note: Numbers may not add due to rounding Q1’23 Q2’23 Q3’23 Q4’23 FY 2023 Q1’24 Q2’24 H1 2024 Equity in income of unconsolidated subsidiaries and affiliates As reported 33 64 79 98 274 77 79 156 Revision (15) (17) (30) (34) (96) (33) (34) (67) As revised 18 47 49 64 178 44 45 89 Net income (loss) As reported 486 710 570 617 2,383 402 438 840 Revision (15) (17) (30) (34) (96) (33) (34) (67) As revised 471 693 540 583 2,287 369 404 773 Net income (loss) attributable to CNH Industrial N.V. As reported 482 706 567 616 2,371 401 433 834 Revision (15) (17) (30) (34) (96) (33) (34) (67) As revised 467 689 537 582 2,275 368 399 767 Earnings per share attributable to CNH Industrial N.V. – Basic As reported $0.36 $0.53 $0.43 $0.47 $1.78 $0.32 $0.34 $0.66 Revision $(0.01) $(0.02) $(0.03) $(0.03) $(0.07) $(0.03) $(0.02) $(0.05) As revised $0.35 $0.51 $0.40 $0.44 $1.71 $0.29 $0.32 $0.61 Earnings per share attributable to CNH Industrial N.V. – Diluted As reported $0.35 $0.52 $0.42 $0.46 $1.76 $0.31 $0.34 $0.66 Revision $(0.01) $(0.01) $(0.02) $(0.02) $(0.07) $(0.02) $(0.02) $(0.05) As revised $0.34 $0.51 $0.40 $0.44 $1.69 $0.29 $0.32 $0.61 ($M)

Q4 2024 results review | Feb 4, 202533 ACCOUNTING REVISION BY QUARTER (2/2) (1) non-GAAP financial measure; see reconciliation to the most comparable U.S. GAAP financial measure on the following slides Note: Numbers may not add due to rounding Q1’23 Q2’23 Q3’23 Q4’23 FY 2023 Q1’24 Q2’24 H1 2024 Adjusted net income(1) As reported 475 711 570 557 2,313 421 485 906 Revision (15) (17) (30) (34) (96) (33) (34) (67) As revised 460 694 540 523 2,217 388 451 839 Adjusted diluted EPS(1) As reported $0.35 $0.52 $0.42 $0.42 $1.70 $0.33 $0.38 $0.71 Revision $(0.01) $(0.01) $(0.02) $(0.03) $(0.07) $(0.03) $(0.03) $(0.05) As revised $0.34 $0.51 $0.40 $0.39 $1.63 $0.30 $0.35 $0.66 Adjusted EBIT of Industrial Activities(1) As reported 555 822 657 696 2,730 405 536 941 Revision (15) (17) (30) (34) (96) (33) (34) (67) As revised 540 805 627 662 2,634 372 502 874 Adjusted EBIT margin of Industrial Activities(1) As reported 11.6% 13.8% 12.3% 11.6% 12.4% 9.8% 11.2% 10.5% Revision (0.3)% (0.3)% (0.5)% (0.6)% (0.5)% (0.8)% (0.7)% (0.7)% As revised 11.3% 13.5% 11.8% 11.0% 11.9% 9.0% 10.5% 9.8% Adjusted EBIT of Agriculture As reported 570 821 672 669 2,732 421 536 957 Revision (15) (17) (30) (34) (96) (33) (34) (67) As revised 555 804 642 635 2,636 388 502 890 Adjusted EBIT margin of Agriculture As reported 14.5% 16.8% 15.3% 13.5% 15.1% 12.5% 13.7% 13.1% Revision (0.4)% (0.4)% (0.7)% (0.7)% (0.6)% (1.0)% (0.9)% (0.9)% As revised 14.1% 16.4% 14.6% 12.8% 14.5% 11.5% 12.8% 12.2% ($M)

Q4 2024 results review | Feb 4, 202534 RECONCILIATION OF ADJ. EBIT FOR INDUSTRIAL ACTIVITIES TO NET INCOME Note: Numbers may not add due to rounding Q1’23 Q2’23 Q3’23 Q4’23 FY 2023 Q1’24 Q2’24 H1 2024 Net Income (loss) - as reported 486 710 570 617 2,383 402 438 840 Revision impacts (15) (17) (30) (34) (96) (33) (34) (67) Net income (loss) - as revised 471 693 540 583 2,287 369 404 773 Less: Consolidated income tax expense (173) (192) (171) (58) (594) (77) (95) (172) Consolidated income before taxes 644 885 711 641 2,881 446 499 945 Less: Financial Services Financial Services Net Income 78 94 86 113 371 118 91 209 Financial Services Income Taxes 29 26 34 47 136 19 23 42 Add back of the following I. A. items Interest expense of I.A., net of Interest income and eliminations 4 22 10 40 76 32 46 78 Foreign exch. (gains) losses, net of I.A. 6 - 21 78 105 - 4 4 Finance and non-service comp. of pension & other post-empl. benefit costs of I.A. (1) (1) - 6 4 1 1 2 Adjustments for the following I.A. items Restructuring expenses 1 2 5 57 65 30 51 81 Other discrete items (7) 17 - - 10 - 15 15 Total Adjusted EBIT of Ind. Actitivities 540 805 627 662 2,634 372 502 874 ($M)

Q4 2024 results review | Feb 4, 202535 RECONCILIATION OF ADJUSTED NET INCOME TO NET INCOME AND CALCULATION OF THE RECASTED ADJUSTED DILUTIVE EPS Note: Numbers may not add due to rounding Q1’23 Q2’23 Q3’23 Q4’23 FY 2023 Q1’24 Q2’24 H1 2024 Net Income (loss) - as reported 486 710 570 617 2,383 402 438 840 Revision impacts (15) (17) (30) (34) (96) (33) (34) (67) Net income (loss) - as revised 471 693 540 583 2,287 369 404 773 Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (12) 13 (1) 53 53 25 60 85 Adjustments impacting Income tax (expense) benefit 1 (12) 1 (113) (123) (6) (13) (19) Adjusted net income (loss) 460 694 540 523 2,217 388 451 839 Adjusted net income (loss) attributable to CNH Industrial N.V. - as reported 471 707 567 556 2,301 420 480 900 Adjustment (15) (17) (30) (34) (96) (33) (34) (67) Adjusted net income (loss) attributable to CNH Industrial N.V. - as recast 456 690 537 522 2,205 387 446 833 Weighted average shares outstanding - diluted (million) 1,359 1,355 1,351 1,334 1,350 1,274 1,260 1,267 Adjusted diluted EPS $0.34 $0.51 $0.40 $0.39 $1.63 $0.30 $0.35 $0.66 ($M)

INVESTOR RELATIONS CONTACTS investor.relations@cnh.com Jason Omerza +1 (630) 740 8079 | jason.omerza@cnh.com Federico Pavesi +39 (345) 605 6218 | federico.pavesi@cnh.com www.cnh.com